EXHIBIT 10.03

                          LINKS ASSOCIATES, LTD., LEASE

      THIS LEASE Agreement made and entered into this [30TH] day of April, 1999, by and between Links Associates, Ltd., a Florida Limited Partnership, hereinafter referred to as LANDLORD, address of which is 406 Sarasota Quay, Sarasota, Florida, 34236, it's successors and assigns; and Golf Innovations Corporation hereinafter referred to as TENANT, address of which is 1133 Fourth
(4th) Street, Suite 304, Sarasota, FL 34236.

      1.    PREMISES

      In consideration of the rents and covenants herein stipulated to be paid and performed by Tenant and upon the terms and conditions herein specified, Tenant takes from Landlord the following described premises (the PREMISES):

      Approximately 2,017 square feet of Gross Rentable Area, as such term is defined below, located on the 2nd floor, known as Suite 204 located at 22 South Links Avenue, Sarasota, Florida 34236, as shown on exhibit A, attached hereto and made a part hereof, (The Property). Total gross rentable area is deemed to be approximately 2,017 square feet. The usable area is deemed to be 1500 square feet. The actual figures will be generated by the Landlord's architect, Gary Hoyt, and the actual figures will be substituted in place of the approximations, once the actual figures are obtained from the architect, these base figures will be the final figures, and not subject to any further review or change.

      (a) ADDITIONAL RENT: all amounts which this Lease requires Tenant to pay in addition to Base Monthly Rent.

      (b) BUILDING: Entire building that the premises is contained in Square footage of building is estimated to be 22,055 square feet.

      (c) BUILDING/PROJECT COMMON AREA EXPENSES: An amount of money equal to the product obtained by multiplying the Common Area Operating Expenses by a fraction, the numerator of which is the rentable area of the premises and the denominator of which is the rentable area of the Project.

      (d) BUILDING/PROJECT OPERATING EXPENSES: Any and all reasonable and customary costs and expenses paid or incurred by Landlord in the operation, maintenance, servicing and management of the Building, including without limiting the generality of the foregoing, all utilities and water and sewer charges, grounds maintenance, air conditioning repair and maintenance, telephone, security, pest control, building cleaning, painting, supplies, maintaining, repairing and replacing the building, roof and building systems equipment, parking lot maintenance and resurfacing, rent loss insurance, management fees, professional fees and expenses, administration expenses, insurance, personal property taxes, real estate taxes, garbage and trash collection and such other miscellaneous items as Landlord may determine to be necessary, including a contingency charge.

      (e) COMMON AREA: All those interior and exterior portions of the Project as may be designated from time to time by Landlord for use in common by Tenants of tile Project and their employees, guests, customers or prospective customers, agents or invitees.

      (f) COMMON AREA OPERATING EXPENSES: Any and all reasonable customary costs and expenses paid or incurred by Landlord in the operation, maintenance, servicing and management of the Common Area, including, without limiting the generality of the foregoing, utilities and water and sewer charges, grounds maintenance, air conditioning repair and maintenance, telephone, security, pest control, building cleaning, painting, supplies, maintaining, repairing and replacing the building, roof and building systems equipment, parking lot maintenance and resurfacing, rent loss insurance, management fees, professional


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fees and expenses,  administration expenses, insurance, personal property taxes, real estate taxes assessed against the common areas of the project, garbage and trash collection and such other miscellaneous items as Landlord may determine to be necessary, including a contingency charge.

      (g) LEASE: This office Lease (including Rider and Exhibits) as it may be amended from time to time.

      (h) LEASE YEAR: A period of twelve ( 12) consecutive calendar months, measured from the Commencement Date, or the anniversary thereof: except that if the Commencement Date does not occur on the first day of a month, then the period of twelve ( 12) consecutive months measured from the first day (or the anniversary thereof) of the first full month immediately following the Commencement Date.

      (i) PROJECT: The land and rights with all improvements located thereon.

      (j)   RENT: The Base Rent and Additional Rent.

      (k) TAX YEAR: Means the twelve-month period commencing on January I immediately proceeding the Commencement Date and each twelve-month period thereafter during the Lease Term, or if the appropriate governmental tax fiscal period shall begin on any date other than January 1, such other date.

      (l) TENANT'S PERCENTAGE SHARE: Shall be determined from time to time by Landlord by dividing the Rentable Area of the Premises by the Rentable Area of the project.

      2.    USE

      Tenant may use the Premises for the operation of a business office or other purpose Landlord may approve in writing, in advance, but for no other purpose. Landlord reserves the right to approve or deny any other use, to be determined in Landlord's sole discretion. Tenant shall, at all times, conduct its business in a high grade and reputable manner and in conformity with all applicable state, municipal or other regulatory body having jurisdiction over the Tenant, and shall not commit waste or create a nuisance on the Premises. Tenant will conform to the Declaration of Condominium, as well as any rules and regulations incident thereto. The Tenant shall operate its business under the name of Golf Innovations Corporation.

      3.    TERM

      Subject to the terms, covenants, agreements and conditions contained herein, Tenant shall have and hold the Premises for a term of five (5) years, commencing on July 1, 1999 and terminating June 30, 2004. Except as noted below
- should the commencement date be other than July 1, 1999, then the termination date shall be changed by an equal amount of time to reflect a 5 year term. There shall be no delay in the commencement of the term of this Lease or payment of Rent as provided where Tenant fails to occupy the Premises when same are substantially complete and available for Tenant's use. The term shall commence on the earliest of the following dates (hereinafter the "commencement date"):

      (a) Sixty (60) days after the Landlord and Tenant execute this Lease.

      (b) The day that the Landlord obtains a certificate of occupancy for the premises.

      (c)   July 1, 1999

      4     BASE RENT

      Tenant covenants to pay Land lord Base Rent, as that term is defined in this Section 4, which is due and payable upon Tenant's execution of this Lease as follows; the Base Rent shall be computed at a rate of Thirty-four Thousand Two Hundred and Eighty-Nine Dollars ($34,289.00) annually equally divided into

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Twelve (12)  monthly  installments  of Two Thousand  Five  Hundred  Eighty-seven
Dollars and 41/100 ($2,857.41). The Base Rent shall be due and payable in advance of the 1st day of each month, without any offset or deduction, at the office of Landlord or elsewhere as designated by Landlord's written notice to Tenant.

      A. It is understood that this Lease is a triple net Lease. Tenant is responsible for its proportionate share of common area maintenance, real estate taxes and insurance. It is estimated that these expenses will be approximately Five Hundred Four Dollars and 25/100 ($504.25) per month during the first year of the Lease. Future adjustments are defined in this Lease Agreement.

      B. ALLOCATION OF OPERATING EXPENSES: Tenant shall pay as Additional Rent Tenant's Percentage Share of Project Operating Expenses and Project Common Area Expenses. On an annual basis and from time to time, as described herein, Landlord shall advise Tenant of the estimated Tenant's Percentage Share of Project Operating Expenses and Project Common Area Expenses for the next relative period. Tenant shall pay in advance in monthly installments the estimated Tenant's Percentage Share of Operating Expenses and Common Area Expenses. Tenant shall also pay Tenant's Percentage Share of adjustments to the actual Operating Expenses and actual Common Area Expenses on a quarterly or annual basis (as more fully described below) at Landlord's option.

      At any time during the Lease Term, but no later then ten (10) days before the date a rental payment is due, Landlord may deliver to Tenant a written estimate of any increase in Tenant's Percentage Share of Operating Expenses and Common Area Expenses which may be reasonably anticipated pursuant to this
Section 5.1. Tenant shall pay to Landlord the amount of any such estimated increase in equal monthly installments no later than the first day of each month for such full or partial calendar year for which the estimate was made.

      Statements showing Tenant's Percentage Share of the actual Operating Expenses and actual Common Area Expenses shall be prepared in reasonable detail and according to Generally Accepted Accounting Principles. Said statements shall be known as "Statements of Actual Adjustment". Landlord shall deliver such a Statement of Actual Adjustment to Tenant within one hundred twenty (120) days after the end of any calendar year in which additional charges were paid by Tenant under the provisions of this Section 5.1 or, at the option of Landlord, within forty-five (45) days after the expiration of each calendar quarter. Any delays in notifying tenant of such charges shall not waive tenants obligation to pay any charges due.

      Within fifteen (15) days after Landlord delivers to Tenant such Statement of Actual Adjustment, Tenant shall pay to Landlord the amount of any additional charges shown as being due and unpaid on such Statement. If such Statement of Actual Adjustment shows that Tenant paid to Landlord an aggregate amount in excess of the additional charges due for the preceding calendar year, and Tenant is not then in default under this Lease, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant, or shall pay such excess to Tenant in cash if no further payments are due from Tenant hereunder.

      If the Lease Term begins on a day other than the first day of a calendar year, or if the Lease Term terminated on a day other than the last day of a calendar year, the amount shown as due by Tenant on the Statement of Actual Adjustment will reflect a proration based on the proportion that the number of days this Lease was in effect during such calendar year bears to 360.

REAL ESTATE TAXES

      C. As used herein, the term "Taxes" shall mean all real property taxes, rental sales tax, assessments, general or specific (whether commenced or completed during the Lease Term), ad valorem or non ad valorem taxes specific or otherwise levied or imposed by any governmental authority on the land, building or improvements of the Project, or the furniture, fixtures or equipment used to operate the Project; and also any tax or excise in addition thereto or in substitution thereof levied by any governmental authority or in respect of, or by reason of, ownership or operation of the land, building or improvements of the Project, and incurred by Landlord; and any water charges and sewer rents which may be assessed, levied, confirmed or imposed on or in respect of the land, building or improvements of the Project. Taxes, as the term is used in this Lease, shall not include income, excess profits, franchise, capital stock,


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inheritance  and transfer  taxes and license,  inspection and permit fees except that taxes or governmental impositions later imposed, including any taxes or governmental imposition on gross or net profits, income or revenues of Landlord from the operation of the land, improvements or building of the Project or from the Premises or this Lease, in substitution for or of a character substantially similar to what are presently known as real estate taxes shall be included in Taxes as defined herein. The real estate taxes in question are those assessed against the Condominium Unit of which the premises are a part, as well as it proportionate share of common area.

      D. Landlord shall pay all Taxes levied against the Project. Notwithstanding the foregoing, Tenant shall pay to Landlord as Additional Rent Tenant's Proportionate Share of Taxes payable by Landlord with respect to the project. Tenant's Proportionate Share of Taxes shall be determined by multiplying Taxes by Tenant's proportionate Share ("Tenant's Proportionate Share of Taxes").

      E. Tenant's estimated payments of Tenant's Proportionate Share of Taxes shall be made monthly at tile time and in the manner provided in this Lease for the payment of Base Monthly Rent. Landlord shall estimate and determine from time to time the amount of Tenant's payment of Tenant's Proportionate Share of Taxes so that, together with other tenants' estimated tax payments, Landlord will have sufficient funds available to pay all Taxes at least ten (10) days before such payments would otherwise be due. Promptly after Landlord's receipt of bills for such Taxes, Landlord shall advise Tenant of the amounts of such bills, the total of the Taxes, and Tenant's Proportionate Share of such Taxes, and shall provide to Tenant copies of all such bills for Taxes. Landlord advises Tenant that Tenant's proportionate Share of Taxes and operating Expenses is estimated to be approximately $3.00 per rentable square foot of the premises. The Tenant is paying real estate taxes against its Condominium Unit (second and/or third floor as the taxing agency may designate from time to time) based upon the proportion of rentable square footage that the premises bear to the total second and/or third floor space (as the taxing agency may designate from time to time). Any delay in notifications regarding herein shall not waive Tenants obligations to pay any amounts due to Landlord.

      If estimated payments made by Tenant for any Tax Year exceed the required payments as calculated by Landlord for such Tax Year, or if Landlord successfully contests the Taxes and receives a refund, Landlord shall pay such excess portion of the refund in cash to Tenant if the Lease Term has ended and Tenant has no further obligation to Landlord. If Landlord's required payments for such Tax Year are greater than the estimated payments made by Tenant for such Tax Year, Tenant shall pay such difference to Landlord within thirty (30) days after being so advised.

      5.    ADDITIONAL RENT; SALES TAX

      A. All taxes, charges, costs and expenses payable by Tenant hereunder, together with all interests and penalties that may accrue thereon in the event Tenant fails to pay those items, and all other damages, costs, expenses and sums that Landlord may suffer or incur, or that may become due, by reason of any default of Tenant or failure by Tenant to comply with the terms and conditions of this Lease shall tee deemed to be additional rent, and shall be due and payable consistent with the terms for payment of Base Rent. In the event of nonpayment, Landlord shall have a Landlord's lien herein provided for failure to pay rent. Common area charges, real estate taxes, and insurance are considered additional rent. Tenant shall pay its own tangible tax on personal property and leasehold improvements.

      B. All State of Florida sales tax, tax on rentals and any other charge or tax imposed on the privilege of renting which may be required by law shall be paid by the Tenant to the Landlord on a monthly basis in addition to the monthly base rental payments. This amount shall not include taxes based on Landlord's net income. It is the intention of the parties that the monthly base rent referenced in Section 4 herein is net rental, and the Landlord shall receive the same, free from all sales taxes, that are due from Tenant.

      6.    SECURITY DEPOSIT

      Tenant, concurrently with the execution of this Lease, has deposited with Landlord the sum of Three Thousand Fifty-seven Dollars and 43/100 ($3,057.43), the receipt of which is hereby acknowledged by Landlord, which sum shall be retained by Landlord as security for the payment by Tenant of the rents and all other payments herein agreed to be paid by Tenant and for the faithful performance by Tenant of the terms, provisions, covenants and conditions of this Lease. It is agreed that Landlord, at its option, may at the time of any default


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by Tenant  under any terms,  provisions,  covenant or  conditions  of this Lease apply the Security Deposit or any part thereof towards the payment of rent and all other sums payable by Tenant under this Lease and towards the performance of each and every one of the Tenant's covenants under this Lease. For all sums of the Security Deposit which are not utilized by Landlord for the purposes set forth in this Section, Landlord shall return such balance of the Security Deposit to tenant within thirty (30) days of the expiration of this Lease Term. Landlord has no obligation to pay Tenant any interest on the Security Deposit. The Tenant is required to replenish the security deposit in the event that the Landlord must utilize any parts of the security deposit to cure defaults of the Tenant.

      7.    ADJUSTMENT TO BASE RENT

      A. Commencing on the first anniversary of this Lease and annually thereafter including any option periods, the annual Base Rent shall be adjusted in accordance with fluctuations of the Consumer Price Index which is published by the Bureau of Labor Statistics of the United States Department of Labor. The Index which applies to the "All Item" category for the U.S. City Average for Urban Wage Owners, Earners and Clerical Workers (the "CPI") shall be used. The annual Base Rent shall be adjusted as follows:

      1. The Annualized CPI for the month which is three months preceding the anniversary month of the commencement of this Lease shall be designated the Comparison Index; and = Adjusted Annual Increase

      2. The  calculation of the adjusted  annual Base Rent shall be as follows:
Annual Base x Comparison Index = Adjusted Annual Increase

      B. Landlord shall notify Tenant of the adjustment to the Base Rent which is payable in accordance with this Section. Tenant shall pay such adjusted Base Rent, together with all other rentals, taxes and costs payable hereunder on the first day of each and every month thereafter.

      C. Application of the adjustment to Base Rent according to fluctuations in the CPI shall never operate to reduce the rent payable hereunder. The CPI increase shall not be less than three percent (3%) in any one year.

      D. Should the CPI cease to be published or be adjusted to any unit of measure by the government, Landlord shall substitute a similar index which is intended to indicate fluctuations in the purchasing power of a United States dollar and which is published by the United States Department of Labor and other similar index.

      E.  Should  Landlord  delay  in  notification  of  CPI  Adjustment,   said
adjustment shall be retroactive to the date such adjustment should have occurred hereunder.

      8.    IMPROVEMENTS AND ALTERATIONS: SIGNAGE

      A. Landlord shall deliver the Premises to Tenant in "as is" condition, except as noted in paragraph #8B.

      B. Landlord shall provide a $20.00 per square foot allowance on the Tenant's usable floor area as a build-out allowance for the Tenant's improvement of its premises. Landlords architectural fees are to be applied against this allowance. If the cost to improve Tenants premises exceeds the $20.00 per square foot allowance, the Tenant shall pay any excess costs directly to the general contractor for building out Tenant's premises. The build-out of the premises shall be based on the detailed working drawings prepared by Gary Hoyt Architects and approved by Landlord and Tenant. The amount of the allowance will be based on the actual usable square footage, as determined by Landlord's architect at the time that future plans are prepared and approved.

      C. Tenant shall make any additional alterations, additions and improvements to the space which are in accordance with detailed working drawings and specifications describing such work which have been submitted in advance to Landlord, only when approved in such drawings and specifications to Tenant in writing within fifteen (15) days after their receipt by Landlord (the "improvements"). The alterations, additions and improvements attached or made to

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the Premises  prior to the  commencement  of the term of the Lease or during the term of this Lease may not be removed without physical damage to the Premises and shall become and be Landlord's property and, unless Landlord otherwise elects, shall be and remain part of the Premises as or the expiation to earlier termination of the Term.

      D. Construction of any Improvements may be made only by a licensed, bonded and insured contractor who has been approved, in writing, by Landlord which approval shall not be unreasonably withheld. Tenant agrees that construction of the Improvements shall be performed diligently and in a good and workmanlike manner and shall be expeditiously completed in compliance with all applicable laws, ordinances, orders, rules, regulations and requirements. All work done in connection with the Improvements shall comply with all requirements of insurance policies maintained by Landlord, copies of which policies shall be available for inspection by Tenant.

      E. In order to comply with the provisions of Section 713.10, Florida Statutes, it is specifically provided that neither Tenant nor anyone claiming by, through or under Tenant, including, but not limited to, contractors, subcontractors, materialmen, mechanics' or materialmen's liens of any kind whatsoever upon the Demised Premises or improvements thereon, any such liens are hereby specifically prohibited. All parties with whom Tenant may deal are put on notice that Tenant has no power to subject Landlord's interest to any mechanic's or materialmen's lien of any kind or character, and all such persons so dealing with Tenant must look solely to the credit of Tenant, and not to Landlord's interest or assets.

      F. Tenant shall maintain the Improvements in a first class manner during the term of the Lease and shall be responsible for any and all damage to the Premises, the Building Areas, the fixtures, appurtenances and equipment of Landlord, or the Building caused by the installation, or removal of the Improvements or Tenant's Property as defined in Section 9 below. All provisions of this Section are applicable to any modifications or additions thereto.

      G. Tenant shall not have the right to construct, erect, place, put, paint, maintain or control on the demised premises any exterior sign or signs, without first obtaining the written consent and approval of the same from the Landlord, and on obtaining such sign or signs must comply with all rules, regulations, laws, statutes and ordinances and/or applicable governmental authorities, and must be erected and maintained so as to not cause damage to the building which is situated on the demised premises. Tenant agrees to install all signs in conformance with applicable government regulations and to keep the same in a good state of repair and save Landlord harmless from any damages. Upper Door locations may be allowed to post signage on the monument sign at Tenants sole cost and expense, after receiving written approval from Landlord.

      9.    PROPERTY OF TENANT

      Subject to the provisions of this section, Tenant may place office fixtures, furnishings, furniture and equipment ("Tenant's Property") in the Premises. Tenant shall not place a load upon any Door of the Premises exceeding the floor load per square foot area which Landlord reasonably authorizes in writing. Business machines and mechanical equipment and Tenant's other personal property shall be placed and maintained by Tenant, at its expense, in settings sufficient to absorb and prevent vibration, noise and annoyance. Tenant covenants and agrees that all Tenant's Property of every kind, nature and description which may be in or upon the premises or Building, or in the Building Areas during the term hereof, shall be at the sole risk of Tenant. Tenant hereby indemnifies Landlord and holds it harmless from and against any liability, loss, injury, claims or suit resulting directly or indirectly therefrom except as may be caused by Landlord's gross negligence or willful misconduct.

      10.   MAINTENANCE AND REPAIR OF THE PREMISES

      Tenant shall, at its sole cost and expense, maintain the interior of the Premises in good order, condition and repair, and shall make all changes and repairs required to keep the interior of the Premises in good repair, including, without limitation, repairs to doors, locks, hardware, carpet, walls, ceilings, electrical fixtures, interior and plate glass, equipment and HVAC systems in the Premises. Tenant shall be responsible for the repair and replacement of all glass and/or windows in the demised premises. Structural repairs and common area maintenance shall be and remain the obligation of the Landlord. Tenant shall


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maintain all areas of the Premises in a clean and sanitary condition free of all vermin.

      11.   SERVICES

      A. Tenant shall pay, when due, all charges imposed by public or private utility companies for telephone, electric, water and other utility service supplied to the Premises.

      If Landlord elects or is required to supply any utility services to the Premises, Tenant agrees to purchase from and pay Landlord for such utilities as Additional Rent at the applicable rates which the utility company would have charged Tenant for furnishing such utilities.

      B. No electric current shall be used except that furnished or approved by Landlord, nor shall electric cable or wire be brought into the Premises except upon the written consent and approval by Landlord. Tenant shall use only office machines and equipment that operate on the Building's standard electric circuits but which in no event shall overload the Building's standard electric circuits from which Tenant obtains electric current. Any consumption of electric current in excess of that or which requires special circuits or equipment, the installation of which shall be at Tenant's expense after approval in writing by Landlord, shall be paid for by Tenant as additional rent and shall be in an amount determined by Landlord, based upon Landlord's estimated cost of such excess electric current consumption or based upon the actual cost thereof, if such excess electric current consumption is separately metered. Landlord shall maintain the building in a manner consistent with other buildings similar in nature and character in downtown Sarasota, Florida.

      12.   INSPECTION AND LANDLORD RESERVATION OF RIGHTS

      A. Landlord shall have the right upon twenty four (24) hours notice, and when accompanied by a representative of Tenant, to enter the Premises to inspect the same, to exhibit the Premises to prospective tenants or others, and to introduce conduits and pipes or ducts, or conduct repairs to the Premises not completed, or otherwise property undertaken by Tenant, as may be necessary. Any such entry shall not be deemed an eviction or disturbance of Tenant's use or possession. Landlord shall immediately repair any damage to the Premises occasioned by the exercise of its rights hereunder. If Tenant is not available to receive notice of entry, Landlord may enter at will.

      B. Tenant agrees to permit Landlord and Landlord's agents, ninety (90) days prior to the expiration of the term hereby granted, to place in one or more conspicuous places upon the interior or exterior of the Premises, signs advertising the Premises "For Sale" and "To Let", and to otherwise prepare the property for subsequent occupancy.

      13.   CASUALTY

      A. If the Premises or any part thereof are damaged by fire or other casualty, Tenant shall give immediate notice to Landlord. Landlord shall have the right to cause such damage to be repaired within thirty (30) days from the casualty. If the Premises are not rendered tenantable within said thirty (30) day period, either party shall have the option to cancel this Lease. Upon such election to cancel rent shall be payable only to the date of the casualty. All repairs to and replacements of Tenant's Property and Improvements shall be made by, and at the expense of Tenant. To the extent that the Premises have been rendered unfit for use and occupation hereunder by reason of such damage, a portion of the Base Rent as adjusted in accordance with Section 4 hereof shall be abated until the Premises shall have been restored. Landlord shall not be liable for delays in the making of any repairs to the Premises which are due to governmental regulations, casualties and strikes, unavailability of labor and materials, and other causes beyond the control of Landlord, nor shall Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from delays in repairing such damage to the Premises; provided, however, that during any such period of delay, Base Rent as adjusted in accordance with 4 hereof shall be equitably abated.

      B. If the Building or any part thereof is so damaged by such fire or other casualty that substantial alteration or reconstruction of the Building shall be required, then this Lease may be terminated at the election of either party by giving a written notice of termination to the other party within one hundred eighty (180) days following such fire, or other casualty. In the event of any such termination, this Lease shall expire as of such effective termination date and Base Rent, as adjusted in accordance with Section 8 hereof, shall be apportioned and terminate as of the date of the casualty.

      14.   CONDEMNATION

      A. If there is taken by a condemnation proceeding or sought to be taken by a governmental authority under threat of condemnation any part of the Premises, the Drive-In Facilities or the Building, excluding any part not interfering with maintenance, operation or use of the Premises, Landlord may elect to terminate this Lease or to continue same in effect. If Landlord elects to continue the Lease, the Base Rent, as adjusted in accordance with Section 7 hereof shall be abated in proportion to the area of the Premises so taken and Landlord shall repair any damage to the Premises or Building resulting from such taking. If any part of the Premises is taken by condemnation, Tenant may erect to terminate this Lease or to continue same in effect. If Tenant elects to continue this Lease, the Base Rent, as adjusted in accordance with Section 7 hereof, shall be abated in proportion to the area of the Premises so taken and Landlord shall repair any damage to the Premises resulting from such taking. If all of the Premises is taken by condemnation, this Lease shall terminate on the date of taking. All sums awarded or agreed upon between Landlord and the condemning authority for the taking of the Premises, or the total or partial taking, will be property of Landlord. If this Lease is terminated under the provisions of this Section, tenant shall pay Landlord all sums, owing hereunder up to the date possession is taken by the condemning authority. Tenant's right to abatement of rent or cancellation of this Lease shall be Tenant's sole remedy in the event of condemnation except that Tenant may maintain any action for recovery of the loss of its Improvements.

      B. If Landlord or Tenant does not elect to terminate this Lease, Landlord shall, with reasonable diligence, restore the remainder of the Premises, or tile remainder of the means of access to the Premises so as to provide that they shall be reasonably usable for Tenant's purposes, or so as to restore reasonable access. Landlord shall not be liable for any delays in such restoration which are due to governmental regulations, casualties, strikes, unavailability of labor or materials, or other causes beyond Landlord's control. Nor shall Landlord be liable for any inconvenience or annoyance to Tenant or injury to business of Tenant resulting from delays in such restoration; provided, however, that during any such period of delay, Base Rent as adjusted in accordance with
Section 7 hereof, shall equitably be abated.

      C. Landlord shall have no responsibility to restore or to compensate Tenant for any taking by condemnation, as that term used in this Section, of the Premises, or the Improvements or of Tenant's Property.

      15.   INJURY AND DAMAGE

      Landlord shall not be liable for any injury or damage to persons, tangible personal property, or to the operation of Tenant's business resulting from f re, explosion, falling plaster, broken glass, steam, gas, electricity, electrical disturbance, water, rain or leaks from any part of the Building or from pipes, appliances or plumbing works or from the roof, street, or subsurface or from any other place or any dampness or by any other cause of whatever nature, unless caused by or due to the act, omission, fault, gross negligence or willful misconduct of Landlord, or its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by either tenants or persons in the Building or caused by construction operations of any private, public or quasi-public person; nor shall Landlord be liable for any latent defect in the Premises or in the Building.

      16.   INDEMNIFICATION

      Tenant hereby indemnifies and covenants to save Landlord harmless from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority:

      A. On account of or based upon any injury to person, or loss of or damage to a tangible personal property, sustained or occurring on the Premises on account of or based upon the act, omission, fault, negligence or misconduct or any person other than Landlord or its servants, agents or employees; and

      B. On account of or based upon any injury to person, or loss of or damage to tangible personal property, sustained or occurring in or about the Premises and on or about the Common Areas, sidewalks, approaches, roof or other appurtenances and facilities used in connection with the Building or the Premises arising out of the use or occupancy of the Building or the Premises by Tenant or by any person claiming by, through or under Tenant, and caused by the act, omission, fault, negligence or misconduct of any person other than Landlord or its servants, agents or employees; and

      C. On account of or based upon any work or thing whatsoever done by Tenant on the Premises during the term of this Lease and during the period of time, if any, prior to the Commencement Date when Tenant may have been given access to the Premises; and, in respect of any of the foregoing, from and against all costs, expenses, reasonable attorney's fees, and liabilities incurred in or in connection with any such claim, or any action or proceeding brought thereon. If any action or proceeding be brought against Landlord by reason of any such claim, Tenant shall, at Tenant's expense, defend such claim, action or proceedings if so required.

      17.   INSURANCE

      Tenant shall maintain public liability insurance in an amount not less than $2,000,000 per occurrence, and property damage liability insurance in an amount not less than $1,000,000 per occurrence, and shall submit and maintain copies of such policies with Landlord. The insurers under such policies shall be reasonably satisfactory to Landlord and such policies shall name Landlord, Landlord's managing agent and Tenant as insured parties, as their interests may appear, and shall provide twenty (20) days prior written notice to Landlord of lapse or cancellation.

      18.   ASSIGNMENT, MORTGAGING, AND SUBLETTING

      A. Tenant may not assign, transfer, sublet, mortgage, pledge or otherwise encumber this Lease or the Premises or any part thereof without prior written consent of owner. Any assignment of this Lease shall be upon the express condition that the assignee and Tenant shall promptly execute acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee agrees to be personally bound by the terms, covenants and conditions of this Lease and shall contain the agreement of the subtenant thereunder that, upon default of this Lease and upon Landlord's written request, it will pay all rents under the sublease directly to Landlord. Tenant cannot assign nor sublet for rent higher than rent stated in Lease.

      B. Tenant agrees to pay the reasonable costs and attorney's fees of Landlord in connection with Tenant's request for Landlord's approval of any assignment, sublease or other transfer.

      C. If this Lease is assigned or if the Premises or any part thereof is sublet or occupied by anyone other than Tenant, Landlord, after default by Tenant hereunder, may collect the rents from such assignee, subtenant or occupant, as the case may be, and apply the net amount collected to the rental herein reserved. No such assignment, occupancy or collection shall be deemed a waiver of the requirement set forth in this Section or be deemed the acceptance by Landlord of such assignee or occupant as Tenant or be deemed a release of Tenant from the future performance by Tenant of its obligations contained in this Lease. The consent by Landlord to an assignment of the lease shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment. No assignment, subletting or use of the Premises shall affect the purpose for which the Premises may be used.

      19.   DEFAULT

      A. If Tenant defaults in the payment of the Base Rent, or any other sums due hereunder and such default continues for seven (7) days after the date such sums are payable hereunder, or if Tenant defaults in the performance of any other of its obligations or otherwise breaches or fails to perform any other provision of this Lease and such default continues for ten (10) days after written notice thereof by Landlord to Tenant unless Tenant diligently commences to cure said default, or if Tenant files a petition under any bankruptcy, insolvency law or code, or if Tenant is adjudicated bankrupt or insolvent according to law, or if Tenant makes any assignment for the benefit of creditors, or if Tenant files any petition seeking a reorganization, arrangement or similar relief, or if a receiver, custodian, trustee or similar agent of the Premises or of all or a substantial part of Tenant's property is appointed, or if the operation of Tenant's business is assumed by a bank regulatory agency, or if Tenant's interest in this Lease is taken upon execution or other process of law in any action against Tenant, or if Tenant abandons the Premises, then Landlord may lawfully terminate this Lease by written notice to Tenant and, expel Tenant and those claiming by, through, or under Tenant, and remove their effects, if necessary, without being deemed guilty of any manner of trespass and without prejudice to any as aforesaid, this Lease shall terminate. Tenant covenants, in case of any default by Tenant hereunder, to pay Landlord all costs of enforcing Landlord's rights under this Lease, including, without limitation, reasonable attorney's fees and expenses, loss of rent, reletting expenses, and brokerage fees, together with the agreed liquidated damages described in this Section. Landlord and Tenant agree that Landlord shall suffer damages from Tenant's breach of this Lease and Landlord's necessity to recover possession of the Premises and that such damages are difficult or impossible to ascertain. For this reason, Landlord and Tenant agree that Tenant shall pay Landlord as liquidated damages for Tenant's breach of this Lease which remains uncured an amount equal to the total Base Rent over the term of this Lease and other sums which would have been payable had the Lease not so terminated, as offset by net rents actually received by Landlord from reletting, after deducting the expenses of reletting.

      B. Landlord may bring legal proceedings for the recovery of such damages. Nothing contained herein shall be deemed to require Landlord to postpone suit until the date when this Lease would have expired if it had not been terminated.

      C. Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord from Tenant of any sums or damages including, without limitation, reasonable attorney's fees and expenses, to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

      D. Tenant agrees that its failure timely to cure an event of default in accordance with this provision of SubSection A. of this Section shall entitle Landlord to declare the balance of the Base Rent for the entire term of this lease to be immediately due and payable. Upon such declaration, Landlord shall be entitled to proceed to collect all unpaid Base Rent by Distress or other Procedure.

      E. In addition to any late charges, Tenant shall pay Landlord interest on any rental due that remains unpaid seven (7) days after its due date. Such interest will be computed at the rate of eighteen percent (18%) per year.

      20.   LANDLORD'S RIGHT TO CURE

      If Tenant defaults in the performance of any term, covenant or condition on its part to be performed under this Lease, Land lord, without being under any obligation to do so without thereby waiving such default, may remedy such default for the account and at the expense of Tenant, immediately and without notice in case of emergency, or in any other case, if Tenant fails to remedy such default with reasonable diligence within the time set forth under Section 20 and after Landlord has notified Tenant of such default. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, reasonable attorney's fees, such sums paid or obligations incurred shall be paid to Landlord by Tenant as additional rent hereunder.

      21.   SUBORDINATION

      A. This Lease is subject and subordinate in all aspects to any mortgage which may now or at any time hereafter be placed on or affect this Lease, the Building Areas, the Links Office Condominium or Landlord's interest or estate therein, and to each advance make or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefore end to such mortgagee's exercise of all other rights regarding the Building and the Building Areas. This Section shall be self operative and no further instrument or subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver, within seven (7) days of receipt, any certificate acknowledging or confirming such subordination that Landlord or any mortgagee or their respective successors in interest may request from lime to time.

      B. If the Building is, at any time, subject to a mortgage, and if Tenant has received written notice, any mortgagee shall have the right, but not the obligation, to cure any default on the part of the Landlord of its obligations under this Lease. Tenant shall accept any cure offered by any such mortgagee as if it were made by Landlord.

      22.   SURRENDER OF POSSESSION: HOLDOVER

      At the expiration or earlier termination of this Lease, Tenant will remove Tenant's Property and will peaceably yield up to Landlord the Premises, together with the Improvements made and designated to remain in the Premises, in the same condition as they were on the Commencement Date, except for reasonable wear and tear.

      Any holdover by Tenant without a written agreement to extend its occupancy beyond the expiration date outlined in paragraph 3 of this Lease Agreement, shall cause the rent due, as outlined in paragraph 4 of this lease agreement, to be increased (2) two times.

      23.   NOTICES

      Any notice or demand by Tenant to Landlord shall tee served by registered or certified mail addressed to Landlord at Landlord's address above indicated or at such other address indicated to Tenant in writing. Any notice or demand by Landlord to Tenant shall be served by registered or certified mail addressed to Tenant. Notice shall be deemed effective upon receipt.

      24.   RULES AND REGULATIONS AND GOVERNMENTAL REGULATIONS

      Tenant will faithfully observe and comply with the Rules and Regulations of the Building, together with all regulations imposed, from time to time, by local and state governmental entities which regulate the Building. Tenant acknowledges that the building is designated a "non-smoking building" and therefore shall not smoke cigarettes, cigars or pipes in the building or in the Premises, nor allow his employees, agents, representatives or clients/customers to smoke in the building. Tenant shall also comply with the Declaration of Condominium.

      25.   QUIET ENJOYMENT

            The Tenant,  on paying the Base Rent, as adjusted in accordance with
Section 4 hereof, and other sums payable hereunder and performing the covenants of this Lease on its part to be performed, shall and may peaceably and quietly have, hold and enjoy the Premises for the term of this Lease.

      26.   LIMITATION OF LANDLORD'S LIABILITY

      The term "Landlord" as used in this Lease so far as obligations to be performed by Landlord are concerned is limited to mean and include only the owner or owners of the Building at the time in question. In the event of any transfer or transfers of title to the Building occur, the Landlord herein named and, in case of any subsequent transfers or conveyances, the then grantor shall be automatically relieved from and after the date of such transfer or conveyance on the part of the Landlord contained in this Lease on the Part of Landlord assigns, only during and in respect of the respective successive periods of ownership of the Building. This paragraph does not release Landlord from liability for matters, acts, occurrence or obligations, arising before such conveyance and transfer.

      27.   BINDING AGREEMENT

      This Lease shall bind and inure to the benefit of the parties hereto and their respective heirs, representatives, successors or assigns. This Lease contain the entire agreement of the parties no verbal commitments have been made or are binding and this Lease may not be modified except by an instrument in writing.

      A. The various rights and remedies contained in this Lease and reserved to Landlord shall not be exclusive of any other right or remedy of such party, but shall be constructed as cumulative and shall be in addition to every other remedy now or hereafter existing at law, in equity or by statute. No delay or omission of the right to exercise any power by Landlord shall impair any such right or power, or shall be construed as a waiver of any default or as acquiescence in any default. One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed by Landlord as a waiver of a subsequent breach of the same covenants, terms, or conditions. The consent or approval of Landlord to or of any act by Tenant of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

      B. Payments to Landlord under this Lease are rental for the use of the Premises and nothing herein contained shall be deemed or construed to make Landlord a partner or associate of Tenant in the conduct of any business, or rendering Landlord liable for any debts, liabilities or obligations incurred by Tenant in the conduct of any business, it being expressly agreed that the relationship between the parties is, and shall at all times, remain that of Landlord and Tenant.

      C. Where the words "Landlord" and "Tenant" are used in this Lease, they shall include Landlord and Tenant and shall apply to persons, both men and women, associations, partnerships and corporations, and in reading this Lease the necessary grammatical changes required to make in the same manner as if written in the Lease.

      D. Tenant hereby declares that in entering into this Lease, Tenant relied solely upon the statements contained in this Lease and fully understands that no agents or representatives of Landlord have authority to in any manner change, add to, or detract from the terms of this Lease.

      E. The invalidity of one or more of the provisions of this Lease shall not affect the remaining portions of this Lease and if any one or more of the provisions of this Lease should be declared invalid by final order, decree or judgment of a court of competent jurisdiction, this Lease shall be construed as if such invalid provisions had not been included in this Lease.

      F. If Tenant shall be two or more persons or entities, each such person or entity shall be jointly and severally liable for the payment of all sums due to Landlord from Tenant under this Lease and the performance of all of Tenant's covenants, agreements obligations under this Lease.

      G. On request from Landlord, Tenant shall promptly execute and deliver an estoppel statement setting forth: The term of the Lease; the rental and all other sums payable hereunder; and whether Tenant claims any offsets under the Lease.

      H. The captions contained herein are for the convenience of the parties and do not limit or modify the provisions of this Lease.

      28.   CONTROL OF COMMON AREAS AND PARKING FACILITIES BY LANDLORD

      All automobile parking areas, driveways, entrances and exits thereto, common areas, the Building Areas, and other facilities furnished by Landlord, including all parking areas, truck way or ways, loading areas, pedestrian walkways and ramps, landscaping areas, stairways, corridors, common areas and other areas, and improvements provided by Landlord for the general use, in common, of Tenants, their officers, agents, employees, servants, shall be at all times subject to the exclusive control and management of Landlord and the other owners of Links Office Condominium acting through the Links Office Condominium Association (hereinafter "the Association") and pursuant to the Declaration of the Links Office Condominium and any rules and regulations thereto. Landlord and the Association shall have the right, from time to time to: Establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas and improvements; to police same; to change the area, level and location and arrangement of parking areas and other facilities herein above referred to; to restrict parking by and enforce parking charges to tenants, their officers, agents, invitees, employees, servants, licensees, visitors, patrons, and customers; to close all or any portion of said areas or facilities to such extent as may, in the option of Landlord's and/or the Association's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the public areas, common areas or facilities; to discourage no-lessee parking; and to do and perform such other acts in and to said areas and improvements as, in the sole judgment of Landlord and/or the Association, are advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees, servants, invitees, visitors, patrons, licensees and customers. Landlord will operate and maintain the Common Areas, the Building Areas, and other facilities referred to in such manner as Landlord shall determine from time to time, in it s sole discretion. Without limiting the scope of such discretion, Landlord shall have the full right and authority to designate a manager for the parking facilities, Building Areas, Common Areas and other facilities who shall have full authority to make Landlord enforce rules and regulations regarding the use of the same or to employ all personnel to and necessary for the proper operation and maintenance of the parking areas, Building Areas and Common Areas and other facilities.

      29.   PRIOR OCCUPANCY

      If Tenant, with Landlord's consent, occupies the Premises prior to the beginning of the term of this Lease specified in Section 3 hereof, all provisions of this Lease shall be in full force and effect commencing upon such occupancy, and the rental commencement date shall be adjusted to reflect the earlier occupancy date.

      30.   SHORT FORM LEASE

      Tenant shall, if so requested by Landlord at any time, execute a short form Lease in recordable form setting forth the name of the parties, the term of the Lease, and the description of the Premises.

      31.   PAYMENT OF RENTAL

      Tenant shall pay all Rental when due and payable, without any set off, deduction or prior demand therefore whatsoever. If Tenant shall fail to pay any Rental within seven (7) days after the same is due, Tenant shall be obligated to pay a late payment charge equal to the greater of One Hundred Dollars ($100.00) or ten percent (10%) of any Rental payment not paid when due to reimburse Landlord for its additional administrative costs. In addition, any Rental which is not paid within seven (7) days after the same is due shall bear interest at the Default Rate from the first day due until paid. Any additional Rental which shall become due shall be payable, unless otherwise provided herein, with the next installment of Annual Basic Rental. Rental and statements required of Tenant shall be paid and delivered to Landlord at the management office of Landlord at 406 Sarasota, Quay, Sarasota, FL 34236 between the hours of 9:00 a.m. and 5:00 p.m. Monday through Friday or at such other place as Landlord may, from time to time, designate in a notice to Tenant. Any payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated as a payment on account. The acceptance by Landlord of a cheek for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

      32.   DISCLOSURE OF REPRESENTATION

      Corporate Property Resources, Inc., is giving notice to Golf Innovations Corp., that Corporate Property Resources, Inc., is the agent and representative of Links Associates, Ltd., a Florida Limited Partnership, and is the sole real estate broker in this transaction and will be compensated by the Landlord.

      The Tenant acknowledges that this written notice was received before the undersigned signed a contractual offer or Lease Agreement, in compliance with the 475.25 (1) (q), Florida statutes, and Rule 21V-10.033, Florida Administrative Code.

      33.   RADON GAS - NOTICE TO PROSPECTIVE TENANT

      Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to person who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Pursuant to S404.056 (8), Florida Statutes.

      34.   HAZARDOUS WASTE

      Tenant agrees that the Premises shall not be used for the discharge or storage of any Hazardous Substance as defined in any federal, state or local statute, rule, regulations or ordinance. Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorney's fees, paralegal' fees and legal assistants' fees, costs of any settlement or judgment in claims of any and every kind, whatsoever paid, incurred or suffered by, or served against Landlord by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from the Premises, in connection with Tenant's operations thereon, of any Hazardous Substance, including any such loss or liability arising under the Comprehensive Environmental Response, Compensation and Liability Act, and any similar federal, state or local laws or ordinances. If Tenant receives any notice of: (i) the happening of any material event involving the escape, seepage leakage, spillage, discharge, emission, release or clean up of any Hazardous Substance on the Premises in connection with Tenant's operations thereon, or (ii) any complaint, order, citation, or material notice with regard to air emission, water discharge or any other environmental health or safety matter affecting Tenant (an "environmental complaint") from any person or entity, Tenant shall immediately notify Landlord orally and in writing of said notice. Any breach of any warranty or representation contained in this paragraph shall be an event of default under the Lease, which, if not cured within thirty (30) days of notice thereof, shall entitle Landlord to exercise any and all remedies provided in the Lease or otherwise provided by law; provided, however, Landlord agrees that if the remedy or such default cannot be reasonably achieved within said thirty (30) day period, then Tenant shall have such further time as is reasonable under the circumstances to effect such remedy provided that Tenant shall notify Landlord within the thirty (30) day curative period of the necessity for additional time and provided further that Tenant shall institute immediate steps to effect such remedy and shall continuously and diligently pursue such remedy to completion.

      35.   LANDLORD RESERVATION

      Landlord hereby reserves the right at any time, and from time to time, to add other uses to the Project, to expand the Project to other lands; to make alterations or additions to, the buildings of the Project, to build adjoining the same and to install, maintain, use, repair and replace pipes, ducts, conduits and wire throughout the Premises which will not materially interfere with Tenant's Permitted Use of the Premises. Landlord also reserves the right to construct other improvements on the Project from time to time, to make alterations or additions to such property. Landlord also reserves the right from time to time to change, modify, rearrange or alter the Common Areas; provided that such actions by Landlord shall not unreasonably interfere with Tenant's use and enjoyment of the Premises.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease in duplicate, the original as a sealed instrument on the day and year first above written.

WITNESSES:                                 LINKS ASSOCIATES, LTD.,
                                           A FLORIDA LIMITED PARTNERSHIP
                                           "LANDLORD"

/s/ [Illegible]                            By: /s/ Stephen W. Dore
                                              ----------------------------------
                                           Print Name: [Stephen W. Dore]
                                                      --------------------------
                                           Print Title: [General Partner]
                                                       -------------------------


                                           GOLF INNOVATIONS CORP.
                                           A _____ CORPORATION

/s/ [Illegible]                            By: /s/ Earl Ingarfield
                                              ----------------------------------
                                           Print Name: [Earl Ingarfield]
                                                      --------------------------
                                           Print Title: [President]
                                                       -------------------------

                             GUARANTY OF PERFORMANCE

      For valuable consideration, the undersigned irrevocably and unconditionally guaranties to Landlord the full, faithful and punctual performance by Tenant of all of Tenant's covenants and agreements contained in this Assignment of Lease, or any extensions or renewals thereof, and agree that any extensions, postponements, either of payment or enforcement, waivers, releases of any rights against any party, or releases of any security shall not affect the undersigned's absolute and unconditional liability hereunder. Demand, notice of default or of nonpayment, and all suretyship defenses whatsoever are hereby waived.

      Dated, signed, sealed, and delivered this [30TH] day of April, 1999

WITNESSES:

/s/ [Illegible]                            /s/ Mike La Valliere
                                           -------------------------------------
                                           Mike La Valliere, Individually
                                           [###-##-####]
                                           -------------------------------------
                                                              SS#

/s/ [Illegible]                            /s/ Earl Ingarfield
                                           -------------------------------------
                                           Earl Ingarfield, Individually
                                           [258-338002]
                                           -------------------------------------
                                                              SS#